Note 1 - The Company and Description of Business (10-Q)	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Notes to Financial Statements
Nature of Operations [Text Block]

1. The Company and Description of Business

The Company is a corporation organized under the laws of the state of Delaware and headquartered in Boston, Massachusetts. The Company is a clinical-stage company focused on developing treatments for age-related neurologic disorders. The Company is currently focused on the development of its lead drug candidate, neflamapimod, an investigational, orally administered, small molecule brain penetrant that inhibits p38α in the neurons (nerve cells) within the brains of people with neurodegenerative diseases. Neflamapimod has the potential to treat and improve synaptic dysfunction, the reversible aspect of the underlying disease processes in DLB and certain other major neurological disorders, and is currently being evaluated in the Company's ongoing RewinD-LB Trial, a Phase 2b study in patients with DLB funded by a $21.0 million grant from the NIA.

1. The Company and Description of Business

The Company is a corporation organized under the laws of the state of Delaware and headquartered in Boston, Massachusetts. The Company is a biotechnology company developing treatments for age-related neurologic disorders. The Company is currently developing its product candidate neflamapimod, an investigational orally administered small molecule brain penetrant that inhibits p38α. Neflamapimod has the potential to treat synaptic dysfunction, the reversible aspect of the underlying neurodegenerative processes that cause disease in DLB and certain other major neurological disorders and is currently being evaluated in a Phase 2b study in patients with DLB.

On March 30, 2023, Diffusion Pharmaceuticals Inc. (“Diffusion”), Dawn Merger Inc., a wholly-owned subsidiary of Diffusion (“Merger Sub”) and EIP Pharma, Inc. (“EIP”) entered into the Merger Agreement (Note 4), pursuant to which, at the Effective Time, Merger Sub merged with and into EIP, with EIP surviving the Merger as a wholly-owned subsidiary of the Company. In connection with the Merger, on August 16, 2023, the Company changed its corporate name from “Diffusion Pharmaceuticals Inc.” to “CervoMed Inc.”

On August 16, 2023, Diffusion approved a one-for-1.5 reverse stock split which was consummated for historical Diffusion shares in connection with the Merger. In addition, upon consummation of the Merger, all historical EIP shares were adjusted using an exchange ratio of 0.1151. All information in the accompanying consolidated financial statements and notes thereto regarding share amounts of common stock, price per share of common stock and the conversion factor for preferred stock into common stock has been adjusted to reflect the application of the reverse stock split and the exchange ratio on a retroactive basis.

All shares of EIP common stock outstanding immediately prior to the Effective Time, after giving effect to the conversion of EIP preferred stock and the Convertible Notes (and excluding shares held as treasury stock by EIP, shares held or owned by the Company and any dissenting shares), converted into the right to receive, in the aggregate, 4,314,033 shares of the Company’s common stock and prefunded warrants to purchase 495,995 shares of common stock, based on an exchange ratio of 0.1151.